UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21279

The Merger Fund VL
(Exact name of registrant as specified in charter)

100 Summit Lake Drive
Valhalla, New York 10595
(Address of principal executive offices) (Zip code)

Roy Behren and Michael T. Shannon
100 Summit Lake Drive
Valhalla, New York  10595
(Name and address of agent for service)

1-800-343-8959
Registrant's telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period:  December 31, 2012

Item 1. Reports to Stockholders.

THE MERGER FUND VL

ANNUAL REPORT

DECEMBER 31, 2012

Dear Fellow Shareholders:

The fourth quarter ending December 31, 2012 extended our track record of stable, “boring” returns.  The Merger Fund VL (the “Fund”) gained 1.26% during the period, our 26th gain in the 34 quarters since the Fund’s inception in 2004, bringing our full-year performance to 2.52%.

Amid continued worldwide economic, political and fiscal uncertainty, equity markets stalled but in general did not reverse their gains accrued during the first three quarters of the year.  The S&P 500 lost 0.38% for the quarter, bringing its year-to-date performance down to a still-extraordinary 16.00% (of which Apple alone contributed almost 1.5%), and the MSCI World Index tacked on 2.63%, bringing its yearly tally to 16.54%.  The same cannot be said for our hedge-fund or fixed-income comrades, as the HFRX Merger Arbitrage Index gained 0.27% for the quarter for a 0.95% yearly gain, with a standard deviation of 3.11% and the Barclays Aggregate Bond Index returned 0.22% for the quarter.  As in the past, the Fund exhibited roughly one-fourth the “risk” (volatility) of the S&P and one-fifth the volatility of the MSCI World Index.1  The Fund’s beta correlation vs. both indices remained at approximately 0.16.

Hedge funds in general had trouble keeping up with the broader markets, with the HFRI Composite Index and the HFRI Fund of Hedge Funds Index lagging the S&P by approximately 10% each in 2012.2  Additionally, college endowments, which on average are thought to hold in excess of 50% of their assets in hedge funds, private equity and other “alternative investments” returned -0.3% as a group during their 2012 fiscal year.3

We bring up the performance of other actively managed investments because a notion has gained some traction throughout investment circles that fees paid to portfolio managers and investment advisors are a waste of money.  Conjecturing that funds in general cannot outperform the market or their relevant index over the long haul, the “efficient market hypothesis” was originally proposed by Professor Eugene Fama of the University of Chicago in the 1960s4 and is currently championed by John Bogle, the retired founder of The Vanguard Group of mutual funds.  Bogle is well-known for his insistence on the superiority of index funds over actively managed mutual funds.  He has claimed that it is foolish to attempt to pick actively managed mutual funds in order to outperform a low-cost index fund over a long time period.  This concept has been repeated in the press and apparently embraced by many investors, as almost $150 billion was redeemed from “actively managed” stock funds in 2012.  During the same period, U.S. equity and bond Exchange Traded Funds (“ETFs”) saw record inflows of approximately $187 billion combined.5  This phenomenon may also reflect the fact that many managers, of both hedge and mutual funds, have underperformed their benchmark indexes.

In our investment space, however, an investor would rather have a driver at the wheel than ride through “arbitrage-land” in the equivalent of Google’s computer-controlled, auto-piloted automobiles.  The first metric we proffer would be the success rate of our investments in merger arbitrage transactions versus the complete universe of deals that would make up an index, ETF or ETN (Exchange Traded Note).  As we have discussed in past letters, we believe the greater than 98% completion rate of deals in which the Fund has invested over the past several decades reflects the value that we as managers have added by being selective.  An investment in either a random sampling of deals (a “dartboard portfolio”) or in every single announced deal would have yielded a success rate closer to the 90-92% range, and such a portfolio would thus provide a lower rate of return.  Secondly, a manager may also add value, or  “alpha” in comparison to an index of his actively managed peers.  And finally, to get to the point, several passively

1	Three-year trailing standard deviation for The Merger Fund VL was 3.63% versus 15.30% for the S&P and 16.95% for the MSCI World Index.
2	Bank of America Merrill Lynch Capital Strategy Group, Global Hedge Fund update, December 2012 (16% vs. 6.16% for the HF Composite and 5.25% for the Fund of Hedge Fund Index).
3	Wall Street Journal, Friday, February 1, 2013 “College Endowments Show Weak Returns”
4
A Wikipedia entry concisely explains that the Efficient Market Hypothesis asserts that financial markets are “informationally efficient.”  As a result, one cannot consistently achieve returns in excess of average market returns on a risk-adjusted basis, given that all information available at the time the investment was made would already be reflected in the price of the security.

5	Wall Street Journal, Thursday, January 3, 2013 “Investors Sour on Pro Stock Pickers”

managed merger-arbitrage investment vehicles have sprung up, presumably in response to the above-mentioned dynamics.  We cannot see how it would be possible to replicate such a research-intensive strategy in an index.

We therefore submit that the results of our investment process, which encompasses financial, legal, regulatory and strategic judgment-based factors, merit permitting Westchester Capital Management to guide your tour of “arbitrage-land” as we attempt to continue providing attractive risk-adjusted returns in all market environments.

The current environment for deal activity appears promising.  We would reiterate that the elements that began to emerge in 2009 are still in place, as Goldman Sachs stated in their aptly titled research piece “M&A: The Stage is Set, Confidence is Key.”  And, like a broken record that is played quarterly, we agree with its authors.  “Debt is cheap.  Cash is up.  Margins are peaking and sales growth is slowing.  The S&P is up and Gross Domestic Product growth improves.  Unlevered private equity dry powder [exceeds] $360bln… Merger and acquisitions in relation to equity market cap remains well below normalized levels.”6 We fully agree that confidence, which stems from economic and corporate visibility, will be the key to an uptick in activity.  “Wait and see has been the dominant attitude of corporations’ approach to acquisitions because of the macroeconomic uncertainty….Once these crises find a solution there will likely be a rebound in activity driven by continuing consolidation in natural resources, industrials, technology and financial services,” explained Gene Sykes, Goldman Sachs’ global head of Mergers and Acquisitions.7

The bullish view appears to be confirmed by the sharp increase in worldwide deal activity during the fourth quarter.  According to the Wall Street Journal, global mergers and acquisitions rose to the highest level in four years this quarter, as a late-year surge provided grounds for optimism in a very slow year.  Companies worldwide announced $692 billion in purchases during the final three months of the year, while full-year activity reached only $2.23 trillion versus $2.42 trillion in 2011, an 8% decrease.  Activity outside of the U.S. increased in the fourth quarter, with European deals growing 73% from the prior quarter to $176 billion.  The Goldman Sachs report similarly observes that global deal and fee backlog at the end of December 2012 sat at the highest quarter-end level seen since the end of 2007.8

Although the tide may have recently turned, lack of confidence during the year dampened hostile transaction activity.  Hostile transactions amounted to approximately $100 billion, down 33% from 2011, and hit the lowest level since 2003.  Frank Aquila, co-head of Sullivan & Cromwell’s global corporate practice, noted “One of the prerequisite conditions for a hostile bid is a high degree of confidence that a company can get financing, confidence in the value of the target and confidence in getting regulatory approval.  What we have had over the past 12 months has been a lack of confidence at all levels in deal making.”9

Geographically, U.S. targets accounted for 35% of the year’s merger volume.  Asian companies continue to be active acquirers, as activity rose to its highest level in over a year, led by Softbank’s $38 billion dollar purchase of U.S.-based Sprint Nextel Corp.  This activity reflected a trend towards cross-border takeovers, which accounted for approximately half of all announced deals in 2012.  Finally, private equity activity slowed but continued in 2012, with $211 billion worth of deals, which was the least amount of activity in that space since 2009.  The good news, however, is that buyers and sellers are confident enough about economic prospects that they are comfortable utilizing leverage again.  During the past two quarters, strong credit markets and low interest rates have led buyout sponsors to utilize a greater percentage of borrowed funds to finance their deals.  Since the financial crisis in 2008, private equity firms have  contributed an average of 42% of the cost of leverage buy-outs (LBOs) with their own money, and over the past six months, that percentage has fallen to 33%, according to Thompson Reuters.  Another measure of leverage, the average ratio of debt to cash flow (also known as EBITDA, or Earnings Before Interest,

6	Goldman Sachs Equity Research, January 10, 2013, “M&A: The Stage is Set, Confidence is Key”
7	Bloomberg News, Thursday December 27, 2012 “Fourth-Quarter M&A Surge Spurs Optimism After 2012 Deals Decline”
8
Backlog was defined as deals that were announced within a two-year period with a completion date or withdrawal date that came after that two year period or which were considered as pending at the end of that two year period.

9	Financial Times, Friday January 11, 2013 “Hostile Deals Hit 10-year Low on Lack of Confidence”

Taxes, Depreciation and Amortization) in these types of deals has risen to 5.5x, the highest level since early 2008 and close to the pre-crisis levels of 6-6.5x seen in 2006 and 2007.10

Another indicator we consider is the positive performance of acquirers’ stock.  Well-received deals often encourage additional activity, and we have seen significant strength in the buyers’ stock prices this year.  To name a few, Conagra Foods Inc.’s stock climbed 5% in the wake of its $6.7 billion agreement to purchase Ralcorp Holdings; M&T Bank Corp. announced its purchase of Hudson City Bancorp and promptly saw its own stock rise almost 5%; Intercontinental Exchange opened over 5% higher after revealing its purchase of NYSE Euronext in a $9 billion acquisition; and McKesson Corp. surged 4% on its deal to purchase PSS World Medical, Inc.  The year 2012 saw acquirers’ stock prices rise on merger news in more than 50% of announced transactions.  “When you announce good strategic deals these days both stock prices go up, not just the target’s price,” and that may persuade more companies to pursue transactions, Bank of America Corp’s head of M&A Steven Baronoff said at this year’s Bloomberg Dealmakers Summit.

Our Portfolio

We held 101 investments during the quarter and experienced one terminated deal, generally consistent with our historic deal-selection success rate.  Reflecting a 3:1 ratio of winners to losers, 25 of those positions produced negative marks-to-market and 76 were flat to positive.  We invested in 27 new situations during the quarter, and as of the end of December we held 79 positions and were 87% invested.  New situations are concentrated in the U.S., as 23 of the new positions are local, one is European, two are Japanese, one is Australian and one is Singapore-based.

Winners and losers were dispersed throughout the portfolio, with no single deal accounting for a swing greater than one quarter of one percent.  For the second consecutive quarter, the biggest gainer for the quarter was a European transaction.  As Glencore International plc’s purchase of Xstrata plc continued to dig towards the finish line, the spread tightened enough to contribute 0.22% to the Fund’s performance.

In second place was CNOOC’s bid for Nexen, Inc. of Canada, a $15 billion oil and gas exploration and development company.  Nexen finally received Canadian and Chinese regulatory approval and is currently waiting to receive its final required clearance from the U.S. Committee on Foreign Investment in the United States (CFIUS).  It has been a long road for the China National Oil Company, but they navigated their way very well and when completed, the deal should provide a roadmap for future purchases by Chinese state-affiliated entities.  Notably, and FINALLY, we are pleased to announce that Hertz’s Global Holdings, Inc.’s purchase of Dollar Thrifty Automotive Group has been completed.  After writing about this transaction for 5 quarterly letters, and a drawn-out negotiation with the FTC, the deal squeaked through the antitrust process by Hertz agreeing to sell its Advantage (lower-end) car rental business and conceding to allow competitors to operate onsite at airports at 26 of its locations that overlapped with Dollar Thrifty.

The biggest loser was our position in the only broken deal of the quarter, Astral Media Inc. of Canada.  The $2.5 billion acquisition by Canadian broadcaster BCE Inc. was originally announced in March of 2012, and was expected to close sometime in the second half.  The company and shareholders (and in particular, our Canadian telecom counsel) were surprised when the CRTC, the Canadian radio and television regulatory authority, rejected the transaction on October 18th due to market concentration issues and a lack of tangible benefits to the viewing public.  Although we held a small position, at less than one percent of our assets, we began the process of exiting our holdings.  While this was underway, BCE, which retained the right to appeal or resubmit an application to the CRTC, decided not to terminate the merger agreement with Astral and in fact resubmitted an amended proposal to the authorities which it claimed remedied the prior shortcomings.  It is not clear if the concerns have been adequately addressed, as the application will not be made public until later in the first quarter, but a public hearing will be convened and we will have further opportunity to reassess the situation and perhaps re-involve the Fund in this transaction.  So for now, it will remain on the broken-deal side of the ledger, but as happened last quarter with the rejected and then-later-approved acquisition of Progress Energy Resources of Canada by Malaysia’s Petronas, we might claw this one back.

10	Wall Street Journal, Monday December 17, 2012 “Debt Loads Climb in Buyout Deals”

The portfolio remains diversified, and our new positions span a variety of industries, transaction structures and geography.  Telecommunications was our most active industry: Deutsche Telecom rang up MetroPCS Communications for a friendly deal, Sumitomo Corp. broadcast its interest in Japanese cable and satellite corporation Jupiter Communications, and Softbank burned up the wires with three interconnected transactions, completing its purchase of eAccess Ltd, a fellow Japanese provider of diversified communication services and then following that up with a deal to buy Sprint Nextel Corporation which itself then made a bid for fellow U.S. wireless provider Clearwire Corporation.  The next most active sector for the Fund was Oil and Gas.  We are hoping that Freeport-McMoRan Copper & Gold hits a gusher with its simultaneous U.S. purchases of McMoRan Exploration Co., and Plains Exploration and Production Company.  We also topped off the tank with a small position in Murphy Oil, which is restructuring via a planned spin-off of its refining and marketing operations.

Additionally, we saw transactions between related parties, who either currently do business with each other or are already partly owned by the prospective acquirer.  Such situations include the buy-in of Netherlands’ CNH Global NV by Fiat Industrial, Crexus by its controlling shareholder Annaly Capital Management, Singapore-based Frasier and Neave, Ltd by Thai Beverage PCL (of Thailand of course!), McMoRan Exploration’s acquisition by related Freeport-McMoRan Copper & Gold, and even Clearwire Corp.’s proposed marriage with Sprint Nextel is somewhat incestuous given Sprint’s large ownership of and business relationship with Clearwire.

As mentioned in previous letters, transformational reorganizations and spin-offs have continued to occur, in some cases prompted by activist investors.  The value of such spin-offs has risen markedly as companies continue to seek ways to unlock shareholder value in this low-growth environment.  We have witnessed many instances of increased value from these transactions and are staying alert for opportunities for the Fund to realize low-volatility, low-risk rates of return.  Corporate restructurings we are following closely include Pfizer, Valero Energy, Dun & Bradstreet, The McGraw-Hill Companies, Lamar Advertising, Corrections Corp. of America, Penn Gaming, Murphy Oil, CBS Corporation, Vodaphone plc and the recently completed $57 billion spin-off of AbbVie Inc. by Abbott Laboratories.

On another unrelated note, Hewlett-Packard Co. announced that it had been the victim of numerous “accounting improprieties” by members of Autonomy Corp plc, which it had acquired in a multi-billion dollar transaction at the end of 2011.  The Fund had invested in this deal and held Autonomy stock through the completion of the merger.  Although it is unfortunate that Hewlett-Packard has now taken a $9 billion impairment charge, we were unaffected because our positions are self-liquidating when a merger closes.  In a cash deal, we receive cash for our shares, and in a stock-for-stock deal we are short the acquiring company’s shares and that short position will offset the long target shares upon completion.

Finally a brief macro note:  the investment flows discussed in the first page of this letter may credibly be interpreted as the beginning of the long awaited “great rotation” out of bonds and into stocks.  Although there has been much discussion about the existence of a “bond bubble,” those who have bet on a fixed income “correction” for the past several years have incurred losses.  While we do not position our portfolio to have directional exposure to either stocks or bonds, there tends to be a correlation between the risk-free rate of investment (such as treasury bills), also known as the cost of capital, and the performance of absolute-return strategies such as merger arbitrage.  High-quality arbitrage spreads on announced merger transactions offer rates of return which are comprised of a spread, known as a risk premium, over and above the cost of capital, to account for the potential risk of investing in merger transactions.  Therefore, the strategy is naturally positioned in the event that were interest rates to rise, investments such as ours, with any element of risk, would need to provide a greater return than a risk-free investment, and market forces would consequently be expected to drive prices to accommodate this dynamic.  We do not predict future stock market or interest rate levels, but we are comfortable with our exposure and tendency of low volatility in the event that rates turn up from these historic low levels.

Thanks again for your support and please feel free to contact us with any questions or comments.

Sincerely,

Roy Behren	Mike Shannon

Before investing in The Merger Fund VL, carefully consider its investment objectives, risks, charges and expenses.  For a prospectus or summary prospectus containing this and other information, please call (800) 343-8959 or contact your financial advisor.  Please read it carefully before investing.

Diversification does not assure a profit, nor does it protect against a loss in a declining market.

Mutual fund investing involves risk.  Principal loss is possible.  The principal risk associated with the Fund’s merger arbitrage investment strategy is that certain of the proposed reorganizations in which the Fund invests may be renegotiated or terminated, in which case losses may be realized.  Investments in foreign companies involved in pending mergers, takeovers and other corporate reorganizations may entail political, cultural, regulatory, legal, and tax risks different from those associated with comparable transactions in the United States.  Merger arbitrage portfolios may have higher turnover rates than portfolios of typical long-only funds.  This may increase the transaction costs to the Fund, which could impact the Fund’s performance.  The purpose of the short sale is to protect against a decline in the market value of the acquiring company’s shares prior to the acquisition completion.  However, should the acquisition be called off or otherwise not completed, the Fund may realize losses on both its long position in the target company’s shares and it short position in the acquirer’s shares.

References to other mutual funds do not construe an offer of those securities.

The Merger Fund VL is available through variable products offered by third-party insurance companies.  The views expressed are as of February 5, 2013 and are a general guide to the views of Westchester Capital Management.  The views expressed are those of the fund manager, are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.  This document does not replace portfolio and fund-specific materials.  Performance data included herein for periods prior to 2011 reflect that of Westchester Capital Management, Inc., the Fund’s prior investment advisor.  Mr. Behren and Mr. Shannon assumed portfolio management duties of The Merger Fund VL in 2007.

Definitions:  The S&P 500 is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.  The MSCI World Index is a free float-adjusted market capitalization index designed to measure the equity market performance of developed economies.  The NASDAQ Composite Index is a market capitalization-weighted index that is designed to represent the performance of the National Market System which includes over 5,000 stocks traded only over-the-counter and not on an exchange.  The indices are unmanaged and not available for direct investment.  HFRX Indices are investable indices designed to be representative of the overall composition of the hedge fund industry.  The Barclays  Aggregate Bond Index is an intermediate term index comprised of investment grade bonds.  The HFRX Merger Arbitrage Index is comprised of strategies which employ an investment process primarily focused on opportunities in equity and equity related instruments of companies which are currently engaged in a corporate transaction.  Standard Deviation is the degree by which returns vary relative to the average return.  The higher the standard deviation, the greater the variability of the investment; Beta is a measure of the fund’s sensitivity to market movements.  A portfolio with a beta greater than 1 is more volatile than the market and a portfolio with a beta less than 1 is less volatile than the market; A basis point (often denoted as bp) is a unit equal to 1/100 of a percentage point.  The relationship between percentage changes and basis points can be summarized as follows: 1% change = 100 basis points and 0.01% = 1 basis point; Market capitalization is the market price of an entire company, calculated by multiplying the number of shares outstanding by the price per share; A correlation coefficient is a measure of the interdependence of two random variables that ranges in value from -1 to +1, indicating perfect negative correlation at -1, absence of correlation at zero and perfect positive correlation at +1.

Chart 1	Chart 2

PORTFOLIO COMPOSITION	PORTFOLIO COMPOSITION
By Type of Deal*	By Type of Buyer*

Chart 3

PORTFOLIO COMPOSITION
By Deal Terms*

*	Data expressed as a percentage of long common stock, corporate bonds and swap contract positions as of December 31, 2012.
1	“Stub” includes assets other than cash and stock (e.g., escrow notes).

Chart 4

PORTFOLIO COMPOSITION
By Sector*

Chart 5

PORTFOLIO COMPOSITION
By Region*

*	Data expressed as a percentage of long common stock, corporate bonds and swap contract positions as of December 31, 2012.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

Chart 6

GLOBAL MERGER ACTIVITY

Quarterly volume of announced global mergers
and acquisitions January 2003 – December 2012

Source: Bloomberg, Global Financial Advisory Mergers & Acquisitions Rankings 2012

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
IN THE MERGER FUND VL AND S&P 500

* Inception Date 5/26/04

	Average Annual Total Return
	1 Year	3 Year	5 Year	Since Inception
The Merger Fund VL	2.52%	2.88%	4.79%	6.12%
The Standard & Poor’s 500 Index	16.00%	10.87%	1.66%	5.06%

The Standard & Poor’s 500 Index (S&P 500) is a capitalization-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  This chart assumes an initial gross investment of $10,000 made on May 26, 2004.  Returns shown include the reinvestment of all dividends.  Past performance is not predictive of future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

The Merger Fund VL
EXPENSE EXAMPLE
December 31, 2012
(Unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. The Fund is not charged any transaction related fees by the Adviser. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 for the period 7/1/12 – 12/31/12.

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example below, but if they were, such expenses would lower the “Ending Account Value” below. The example below includes, among other fees, management fees, fund accounting, custody and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses, and extraordinary expenses as determined under generally accepted accounting principles.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account	Ending Account	Expenses Paid During
	Value 7/1/12	Value 12/31/12	Period 7/1/12 – 12/31/12*
Actual+(1)	$1,000.00	$1,023.20	$8.49
Hypothetical++(2)	$1,000.00	$1,016.74	$8.47

+	Excluding dividends on securities sold short, borrowing expense on securities sold short and interest expense, your actual cost of investment in the Fund would be $7.12.
++	Excluding dividends on securities sold short, borrowing expense on securities sold short and interest expense, your hypothetical cost of investment in the Fund would be $7.10.
(1)	Ending account values and expenses paid during the period based on a 2.32% return. This actual return is net of expenses.
(2)	Ending account values and expenses paid during period based on a 5.00% annual return before expenses.
*	Expenses are equal to the Fund’s annualized expense ratio of 1.67%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

The Merger Fund VL
SCHEDULE OF INVESTMENTS
December 31, 2012

Shares		Value
COMMON STOCKS — 68.15%

	ADVERTISING — 2.55%
2,213	Arbitron, Inc. (h)	$103,303
6,800	Lamar Advertising Company Class A (a)(f)	263,500
		366,803
	APPAREL RETAIL — 0.62%
4,500	J.C. Penney Company, Inc. (f)	88,695

	APPAREL, ACCESSORIES & LUXURY GOODS — 2.44%
4,913	The Warnaco Group, Inc. (a)	351,623

	AUTO PARTS & EQUIPMENT — 0.51%
1,358	Visteon Corporation (a)(f)	73,088

	AUTOMOBILE MANUFACTURERS — 0.42%
2,100	General Motors Co. (a)(f)	60,543

	BROADCASTING & CABLE TV — 0.86%
926	Astral Media, Inc. Class A (b)	43,037
1,100	CC Media Holdings, Inc. Class A (a)	3,740
1,300	Discovery Communications, Inc. Class C (a)(e)	76,050
		122,827
	CABLE & SATELLITE TV — 2.03%
8,126	Comcast Corporation Special Class A (e)	292,130

	COMPUTER STORAGE & PERIPHERALS — 0.25%
3,626	Intermec, Inc. (a)	35,752

	CONSTRUCTION & ENGINEERING — 2.64%
800	Chicago Bridge & Iron Company N.V. — ADR (e)	37,080
7,329	The Shaw Group Inc. (a)(h)	341,605
		378,685
	CONSTRUCTION & FARM
	MACHINERY & HEAVY TRUCKS — 0.33%
2,200	Navistar International Corporation (a)(f)	47,894

	DISTILLERS & VINTNERS — 0.39%
1,600	Constellation Brands, Inc. Class A (a)(f)	56,624

	DIVERSIFIED CHEMICALS — 1.05%
9,542	Huntsman Corporation (f)	151,718

The accompanying notes are an integral part of these financial statements.

The Merger Fund VL
SCHEDULE OF INVESTMENTS (continued)
December 31, 2012

Shares		Value
	DIVERSIFIED METALS & MINING — 0.68%
2,773	Freeport-McMoRan Copper & Gold, Inc. (h)	$94,837
1,276	Pilot Gold, Inc. (a)(b)	2,732
		97,569
	HEALTH CARE DISTRIBUTORS — 1.56%
7,781	PSS World Medical, Inc. (a)(h)	224,715

	HOUSEHOLD PRODUCTS — 0.38%
800	The Procter & Gamble Company (f)	54,312

	INDUSTRIAL CONGLOMERATES — 0.90%
8,213	Fraser & Neave Ltd. (b)(h)	65,217
2,200	Tyco International Ltd. (b)(f)	64,350
		129,567
	INDUSTRIAL MACHINERY — 2.71%
797	Gardner Denver, Inc. (h)	54,595
4,343	Robbins & Myers, Inc. (h)	258,191
1,600	The Timken Company (f)	76,528
		389,314
	INTEGRATED OIL & GAS — 4.70%
5,600	BP PLC — ADR (f)	233,184
4,100	Hess Corporation (f)	217,136
3,800	Murphy Oil Corporation (f)	226,290
		676,610
	INTEGRATED TELECOMMUNICATION SERVICES — 3.79%
1,300	AT&T, Inc.	43,823
5,500	CenturyLink, Inc. (f)	215,160
1,550	TELUS Corporation (non-voting) (b)(e)	100,788
4,300	Verizon Communications, Inc. (f)	186,061
		545,832
	INTERNET RETAIL — 0.13%
269	Liberty Ventures (a)	18,227

	INVESTMENT BANKING & BROKERAGE — 0.47%
3,652	Jefferies Group, Inc. (f)	67,818

	MANAGED HEALTH CARE — 3.88%
12,444	Coventry Health Care, Inc. (e)	557,865

The accompanying notes are an integral part of these financial statements.

The Merger Fund VL
SCHEDULE OF INVESTMENTS (continued)
December 31, 2012

Shares		Value
	MORTGAGE REITS — 0.13%
1,549	CreXus Investment Corporation	$18,975

	MOVIES & ENTERTAINMENT — 0.80%
4,500	News Corporation Class A (f)	114,930

	MULTI-LINE INSURANCE — 1.69%
6,900	American International Group, Inc. (a)(f)	243,570

	OIL & GAS EXPLORATION & PRODUCTION — 8.95%
2,300	Anadarko Petroleum Corporation (f)	170,913
4,700	Chesapeake Energy Corporation (f)	78,114
7,525	McMoRan Exploration Co. (a)(f)	120,776
20,038	Nexen, Inc. (b)(g)	539,824
8,052	Plains Exploration & Production Company (a)(g)	377,961
		1,287,588
	OIL & GAS REFINING & MARKETING — 0.69%
2,900	Valero Energy Corporation (f)	98,948

	OIL & GAS STORAGE & TRANSPORTATION — 0.77%
3,400	Williams Companies, Inc. (f)	111,316

	PACKAGED FOODS & MEATS — 3.86%
8,500	Dean Foods Company (a)(f)	140,335
10,475	Dole Food Company, Inc. (a)(f)	120,148
3,282	Ralcorp Holdings, Inc. (a)(h)	294,231
		554,714
	PERSONAL PRODUCTS — 0.14%
300	Mead Johnson Nutrition Co. (f)	19,767

	PHARMACEUTICALS — 3.32%
4,700	Abbott Laboratories (f)	307,850
1,700	Eli Lilly & Company (f)	83,844
3,441	Pfizer, Inc. (f)	86,300
		477,994
	PUBLISHING — 1.29%
3,400	McGraw-Hill Companies, Inc. (h)	185,878

	REGIONAL BANKS — 0.69%
802	Citizens Republic Bancorp, Inc. (a)	15,214
9,900	KeyCorp (f)	83,358
		98,572

The accompanying notes are an integral part of these financial statements.

The Merger Fund VL
SCHEDULE OF INVESTMENTS (continued)
December 31, 2012

Shares		Value
	REINSURANCE — 0.15%
786	Alterra Capital Holdings Ltd. (b)	$22,157

	SECURITY & ALARM SERVICES — 1.45%
5,900	Corrections Corporation of America (f)	209,273

	SEMICONDUCTOR EQUIPMENT — 2.59%
4,114	Cymer, Inc. (a)(h)	372,029

	SPECIALIZED FINANCE — 1.72%
7,841	NYSE Euronext (g)	247,305

	THRIFTS & MORTGAGE FINANCE — 1.47%
25,981	Hudson City Bancorp, Inc. (h)	211,226

	TRUCKING — 1.00%
8,800	Hertz Global Holdings, Inc. (a)(f)	143,176

	WIRELESS TELECOMMUNICATION SERVICES — 4.15%
3,717	Clearwire Corporation Class A (a)(e)	10,742
36,800	MetroPCS Communications, Inc. (a)(g)	365,792
38,838	Sprint Nextel Corporation (a)	220,212
		596,746
	TOTAL COMMON STOCKS (Cost $9,507,462)	9,802,375

WARRANTS — 0.00%
668	Kinross Gold Corporation (a)(b)	198
	TOTAL WARRANTS (Cost $2,560)	198

Principal Amount

CORPORATE BONDS — 1.45%
	McMoRan Exploration Co.
$35,000	11.875%, 11/15/2014	37,406
	MetroPCS Wireless, Inc.
30,000	6.625%, 11/15/2020	31,988
	Rite Aid Corporation
127,000	10.375%, 7/15/2016	134,937
	Sealy Mattress Co.
4,000	10.875%, 4/15/2016 (Acquired 10/5/12, Cost $4,377) (i)	4,250
	TOTAL CORPORATE BONDS (Cost $207,601)	208,581

The accompanying notes are an integral part of these financial statements.

The Merger Fund VL
SCHEDULE OF INVESTMENTS (continued)
December 31, 2012

Contracts (100 shares per contract)		Value

PURCHASED PUT OPTIONS — 0.42%
	Abbott Laboratories
47	Expiration: February 2013, Exercise Price: $57.50	$846
	American International Group, Inc.
18	Expiration: February 2013, Exercise Price: $26.00	144
15	Expiration: February 2013, Exercise Price: $28.00	195
31	Expiration: February 2013, Exercise Price: $29.00	589
	Anadarko Petroleum Corporation
23	Expiration: February 2013, Exercise Price: $55.00	403
	BP PLC — ADR
56	Expiration: January 2013, Exercise Price: $35.00	392
	CenturyLink, Inc.
24	Expiration: January 2013, Exercise Price: $34.00	120
6	Expiration: April 2013, Exercise Price: $30.00	90
	Chesapeake Energy Corporation
47	Expiration: January 2013, Exercise Price: $14.00	235
	Constellation Brands, Inc. Class A
16	Expiration: January 2013, Exercise Price: $27.50	320
	Corrections Corporation of America
59	Expiration: March 2013, Exercise Price: $28.00	1,475
	Dean Foods Company
33	Expiration: March 2013, Exercise Price: $11.00	330
36	Expiration: June 2013, Exercise Price: $12.00	1,440
	Dole Food Company, Inc.
26	Expiration: January 2013, Exercise Price: $9.00	130
32	Expiration: January 2013, Exercise Price: $10.00	320
11	Expiration: April 2013, Exercise Price: $9.00	330
	Eli Lilly & Company
17	Expiration: January 2013, Exercise Price: $40.00	102
	General Motors Co.
21	Expiration: June 2013, Exercise Price: $20.00	798
	H&R Block, Inc.
14	Expiration: January 2013, Exercise Price: $10.00	35
	Hertz Global Holdings, Inc.
31	Expiration: March 2013, Exercise Price: $10.00	77
29	Expiration: March 2013, Exercise Price: $11.00	290

The accompanying notes are an integral part of these financial statements.

The Merger Fund VL
SCHEDULE OF INVESTMENTS (continued)
December 31, 2012

Contracts (100 shares per contract)		Value
	Hess Corporation
12	Expiration: February 2013, Exercise Price: $37.50	$186
17	Expiration: February 2013, Exercise Price: $40.00	425
10	Expiration: February 2013, Exercise Price: $42.50	365
	Huntsman Corporation
57	Expiration: January 2013, Exercise Price: $11.00	142
21	Expiration: February 2013, Exercise Price: $10.00	105
	iShares Russell 2000 Index Fund
15	Expiration: February 2013, Exercise Price: $82.00	2,310
	J.C. Penney Company, Inc.
12	Expiration: January 2013, Exercise Price: $16.00	264
6	Expiration: January 2013, Exercise Price: $17.50	270
27	Expiration: February 2013, Exercise Price: $15.00	1,255
	KeyCorp
99	Expiration: March 2013, Exercise Price: $7.00	941
	Lamar Advertising Company Class A
34	Expiration: January 2013, Exercise Price: $28.00	255
	Materials Select Sector SPDR Trust
3	Expiration: March 2013, Exercise Price: $38.00	486
	McGraw-Hill Companies, Inc.
34	Expiration: February 2013, Exercise Price: $40.50	170
	Mead Johnson Nutrition Co.
3	Expiration: February 2013, Exercise Price: $60.00	198
	Murphy Oil Corporation
5	Expiration: January 2013, Exercise Price: $47.50	25
18	Expiration: January 2013, Exercise Price: $50.00	180
7	Expiration: January 2013, Exercise Price: $52.50	105
6	Expiration: April 2013, Exercise Price: $45.00	285
	Navistar International Corporation
22	Expiration: April 2013, Exercise Price: $12.00	550
	News Corporation Class A
45	Expiration: April 2013, Exercise Price: $20.00	788
	Pfizer, Inc.
34	Expiration: March 2013, Exercise Price: $22.00	510
	The Procter & Gamble Company
8	Expiration: January 2013, Exercise Price: $55.00	48
	SPDR S&P 500 ETF Trust
3	Expiration: January 2013, Exercise Price: $140.00	357
31	Expiration: January 2013, Exercise Price: $141.00	4,495

The accompanying notes are an integral part of these financial statements.

The Merger Fund VL
SCHEDULE OF INVESTMENTS (continued)
December 31, 2012

Contracts (100 shares per contract)		Value
	Sprint Nextel Corporation
54	Expiration: January 2014, Exercise Price: $10.00	$33,210
	The Timken Company
8	Expiration: March 2013, Exercise Price: $35.00	160
	Tyco International Ltd.
23	Expiration: January 2013, Exercise Price: $24.00	138
	Valero Energy Corporation
19	Expiration: June 2013, Exercise Price: $28.00	2,166
	Verizon Communications, Inc.
6	Expiration: January 2013, Exercise Price: $37.00	36
14	Expiration: February 2013, Exercise Price: $36.00	133
	Visteon Corporation
3	Expiration: March 2013, Exercise Price: $40.00	68
6	Expiration: March 2013, Exercise Price: $45.00	375
	Williams Companies, Inc.
34	Expiration: February 2013, Exercise Price: $27.00	272
	Yahoo! Inc.
18	Expiration: January 2013, Exercise Price: $12.50	18
	TOTAL PURCHASED PUT OPTIONS (Cost $89,811)	59,952

Principal Amount

ESCROW NOTES — 0.01%
$1,700	Delphi Financial Class Action Trust Escrow (a)(d)	1,190
	TOTAL ESCROW NOTES (Cost $0)	1,190

The accompanying notes are an integral part of these financial statements.

The Merger Fund VL
SCHEDULE OF INVESTMENTS (continued)
December 31, 2012

Shares		Value

SHORT-TERM INVESTMENTS — 23.67%
800,304	BlackRock Liquidity Funds TempFund Portfolio, 0.14% (c)(f)	$800,304
805,000	Fidelity Institutional Government Portfolio, 0.01% (c)(f)	805,000
190,035	Fidelity Institutional Money Market Portfolio, 0.14% (c)(f)	190,035
805,000	Goldman Sachs Financial Square Money Market Fund, 0.14% (c)(g)	805,000
805,000	The Liquid Asset Portfolio, 0.15% (c)(g)	805,000
	TOTAL SHORT-TERM INVESTMENTS (Cost $3,405,339)	3,405,339
	TOTAL INVESTMENTS (Cost $13,212,773) — 93.70%	$13,477,635

Percentages are stated as a percent of net assets.
ADR – American Depository Receipt
ETF – Exchange-Traded Fund
PLC – Public Limited Company
(a)	Non-income producing security.
(b)	Foreign security.
(c)	The rate quoted is the annualized seven-day yield as of December 31, 2012.
(d)	Security fair valued by the Adviser in good faith in accordance with the policies adopted by the Board of Trustees.
(e)	All or a portion of the shares have been committed as collateral for open securities sold short.
(f)	All or a portion of the shares have been committed as collateral for written option contracts.
(g)	All or a portion of the shares have been committed as collateral for swap contracts.
(h)	All or a portion of the shares have been committed as collateral for forward currency exchange contracts.
(i)
Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutional buyers. As of December 31, 2012, these securities represented 0.03% of total net assets.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Funds Services, LLC.

The accompanying notes are an integral part of these financial statements.

The Merger Fund VL
SCHEDULE OF SECURITIES SOLD SHORT
December 31, 2012

Shares		Value
116	Aetna, Inc.	$5,371
4,741	ASML Holding N.V. — ADR	305,368
8,126	Comcast Corporation Special Class A	303,750
1,300	Discovery Communications, Inc. Class A	82,524
168	Expedia, Inc.	10,323
64	FirstMerit Corporation	908
395	IntercontinentalExchange, Inc.	48,905
100	Leucadia National Corporation	2,379
1,737	M & T Bank Corporation	171,042
34	Markel Corporation	14,736
109	PVH Corporation	12,100
1,550	TELUS Corporation (a)	101,443
230	TripAdvisor, Inc.	9,651
	TOTAL SECURITIES SOLD SHORT
	(Proceeds $941,827)	$1,068,500

ADR – American Depository Receipt
(a)Foreign security.

The accompanying notes are an integral part of these financial statements.

The Merger Fund VL
SCHEDULE OF OPTIONS WRITTEN
December 31, 2012

Contracts (100 shares per contract)		Value

CALL OPTIONS WRITTEN
	Abbott Laboratories
47	Expiration: February 2013, Exercise Price: $65.00	$7,638
	Aetna, Inc.
43	Expiration: January 2013, Exercise Price: $36.00	44,290
2	Expiration: January 2013, Exercise Price: $39.00	1,460
3	Expiration: January 2013, Exercise Price: $40.00	1,905
	American International Group, Inc.
18	Expiration: February 2013, Exercise Price: $30.00	9,990
20	Expiration: February 2013, Exercise Price: $32.00	7,700
31	Expiration: February 2013, Exercise Price: $33.00	9,455
	Anadarko Petroleum Corporation
23	Expiration: February 2013, Exercise Price: $65.00	23,230
	BP PLC — ADR
36	Expiration: January 2013, Exercise Price: $40.00	6,912
20	Expiration: January 2013, Exercise Price: $41.00	2,350
	CenturyLink, Inc.
3	Expiration: January 2013, Exercise Price: $39.00	180
34	Expiration: January 2013, Exercise Price: $40.00	595
17	Expiration: April 2013, Exercise Price: $38.00	3,272
	Chesapeake Energy Corporation
47	Expiration: January 2013, Exercise Price: $17.50	1,269
	Chicago Bridge & Iron Company N.V. — ADR
18	Expiration: April 2013, Exercise Price: $38.00	15,930
	Clearwire Corporation Class A
37	Expiration: January 2013, Exercise Price: $3.00	185
	Constellation Brands, Inc. Class A
11	Expiration: January 2013, Exercise Price: $32.50	3,850
5	Expiration: January 2013, Exercise Price: $35.00	875
	Corrections Corporation of America
36	Expiration: June 2013, Exercise Price: $33.00	14,760
23	Expiration: June 2013, Exercise Price: $34.00	8,280
	Dean Foods Company
50	Expiration: March 2013, Exercise Price: $15.00	10,500
36	Expiration: June 2013, Exercise Price: $16.00	7,560
	Dole Food Company, Inc.
31	Expiration: January 2013, Exercise Price: $11.00	2,170
46	Expiration: January 2013, Exercise Price: $12.50	460
11	Expiration: April 2013, Exercise Price: $11.00	1,457

The accompanying notes are an integral part of these financial statements.

The Merger Fund VL
SCHEDULE OF OPTIONS WRITTEN (continued)
December 31, 2012

Contracts (100 shares per contract)		Value
	Eli Lilly & Company
17	Expiration: January 2013, Exercise Price: $47.00	$4,403
	Freeport-McMoRan Copper & Gold, Inc.
11	Expiration: February 2013, Exercise Price: $27.00	7,947
38	Expiration: February 2013, Exercise Price: $28.00	23,750
32	Expiration: May 2013, Exercise Price: $27.00	24,080
	General Motors Co.
21	Expiration: June 2013, Exercise Price: $26.00	8,904
	Hertz Global Holdings, Inc.
31	Expiration: March 2013, Exercise Price: $13.00	10,850
57	Expiration: March 2013, Exercise Price: $14.00	15,105
	Hess Corporation
18	Expiration: February 2013, Exercise Price: $45.00	15,345
13	Expiration: February 2013, Exercise Price: $47.50	8,288
10	Expiration: February 2013, Exercise Price: $50.00	4,400
	Huntsman Corporation
18	Expiration: January 2013, Exercise Price: $15.00	1,800
21	Expiration: February 2013, Exercise Price: $13.00	6,405
39	Expiration: May 2013, Exercise Price: $14.00	10,335
	IntercontinentalExchange, Inc.
8	Expiration: June 2013, Exercise Price: $110.00	13,720
	J.C. Penney Company, Inc.
12	Expiration: January 2013, Exercise Price: $20.00	1,296
6	Expiration: January 2013, Exercise Price: $21.00	426
27	Expiration: February 2013, Exercise Price: $18.00	7,749
	KeyCorp
99	Expiration: March 2013, Exercise Price: $8.00	7,029
	Lamar Advertising Company Class A
68	Expiration: January 2013, Exercise Price: $35.00	26,180
	Leucadia National Corporation
28	Expiration: March 2013, Exercise Price: $20.00	11,200
	M & T Bank Corporation
4	Expiration: April 2013, Exercise Price: $95.00	2,400
	McGraw-Hill Companies, Inc.
12	Expiration: February 2013, Exercise Price: $46.50	9,960
22	Expiration: February 2013, Exercise Price: $47.50	16,060
	McMoRan Exploration Co.
75	Expiration: February 2013, Exercise Price: $15.00	8,100

The accompanying notes are an integral part of these financial statements.

The Merger Fund VL
SCHEDULE OF OPTIONS WRITTEN (continued)
December 31, 2012

Contracts (100 shares per contract)		Value
	Mead Johnson Nutrition Co.
3	Expiration: February 2013, Exercise Price: $65.00	$861
	MetroPCS Communications, Inc.
181	Expiration: January 2013, Exercise Price: $10.00	6,335
32	Expiration: January 2013, Exercise Price: $11.00	480
54	Expiration: February 2013, Exercise Price: $9.00	6,075
13	Expiration: February 2013, Exercise Price: $10.00	650
75	Expiration: May 2013, Exercise Price: $9.00	10,875
13	Expiration: May 2013, Exercise Price: $10.00	1,118
	Murphy Oil Corporation
5	Expiration: January 2013, Exercise Price: $55.00	2,400
20	Expiration: January 2013, Exercise Price: $57.50	5,600
7	Expiration: January 2013, Exercise Price: $60.00	910
6	Expiration: April 2013, Exercise Price: $55.00	3,840
	Navistar International Corporation
22	Expiration: April 2013, Exercise Price: $16.00	14,410
	News Corporation Class A
45	Expiration: April 2013, Exercise Price: $24.00	10,350
	NYSE Euronext
5	Expiration: March 2013, Exercise Price: $21.00	5,287
	Pfizer, Inc.
34	Expiration: March 2013, Exercise Price: $25.00	2,448
	The Procter & Gamble Company
8	Expiration: January 2013, Exercise Price: $65.00	2,500
	PSS World Medical, Inc.
4	Expiration: February 2013, Exercise Price: $30.00	10
	PVH Corporation
6	Expiration: March 2013, Exercise Price: $95.00	10,530
	Robbins & Myers, Inc.
25	Expiration: January 2013, Exercise Price: $60.00	125
	Sprint Nextel Corporation
53	Expiration: January 2013, Exercise Price: $5.50	1,166
40	Expiration: February 2013, Exercise Price: $5.50	1,080
121	Expiration: February 2013, Exercise Price: $6.00	605
	The Timken Company
16	Expiration: March 2013, Exercise Price: $40.00	13,600
	Tyco International Ltd.
23	Expiration: January 2013, Exercise Price: $27.00	5,428

The accompanying notes are an integral part of these financial statements.

The Merger Fund VL
SCHEDULE OF OPTIONS WRITTEN (continued)
December 31, 2012

Contracts (100 shares per contract)		Value
	Valero Energy Corporation
29	Expiration: June 2013, Exercise Price: $32.00	$12,325
	Verizon Communications, Inc.
6	Expiration: January 2013, Exercise Price: $42.00	822
14	Expiration: February 2013, Exercise Price: $41.00	3,353
	Visteon Corporation
7	Expiration: March 2013, Exercise Price: $45.00	6,650
6	Expiration: March 2013, Exercise Price: $50.00	3,270
	Williams Companies, Inc.
34	Expiration: February 2013, Exercise Price: $31.00	7,684
	Xstrata PLC
30	Expiration: February 2013, Exercise Price: GBP 10.00	3,728
130	Expiration: February 2013, Exercise Price: GBP 9.80	19,429
		595,949
PUT OPTIONS WRITTEN
	iShares Russell 2000 Index Fund
7	Expiration: February 2013, Exercise Price: $78.00	525
	SPDR S&P 500 ETF Trust
3	Expiration: January 2013, Exercise Price: $134.00	117
31	Expiration: January 2013, Exercise Price: $135.00	1,364
	Sprint Nextel Corporation
27	Expiration: January 2014, Exercise Price: $4.00	1,971
		3,977
	TOTAL OPTIONS WRITTEN
	(Premiums received $612,721)	$599,926

ADR – American Depository Receipt
ETF – Exchange-Traded Fund
GBP – British Pound
PLC – Public Limited Company

The accompanying notes are an integral part of these financial statements.

The Merger Fund VL
SCHEDULE OF FORWARD CURRENCY EXCHANGE CONTRACTS*
December 31, 2012

			U.S. $Value at			U.S. $Value at	Unrealized
Settlement	Currency to		December 31,	Currency to		December 31,	Appreciation
Date	be Delivered		2012	be Received		2012	(Depreciation)
1/16/13	5,532	Australian Dollars	$5,738	5,630	U.S. Dollars	$5,630	$(108)
1/16/13	5,713	U.S. Dollars	5,713	5,532	Australian Dollars	5,738	25
3/20/13	22,596	Australian Dollars	23,329	23,706	U.S. Dollars	23,706	377
5/8/13	233,747	Australian Dollars	240,504	240,501	U.S. Dollars	240,501	(3)
7/10/13	135,889	Australian Dollars	139,212	139,311	U.S. Dollars	139,311	99
1/9/13	19,500	British Pounds	31,676	31,335	U.S. Dollars	31,335	(341)
2/26/13	156,179	British Pounds	253,661	252,487	U.S. Dollars	252,487	(1,174)
3/15/13	176,655	British Pounds	286,901	283,807	U.S. Dollars	283,807	(3,094)
1/4/13	567,125	Canadian Dollars	570,099	570,950	U.S. Dollars	570,950	851
3/20/13	3,828	Canadian Dollars	3,842	3,873	U.S. Dollars	3,873	31
6/12/13	45,220	Canadian Dollars	45,293	45,656	U.S. Dollars	45,656	363
1/9/13	95,000	Euros	125,405	123,632	U.S. Dollars	123,632	(1,773)
1/9/13	123,114	U.S. Dollars	123,114	95,000	Euros	125,405	2,291
1/24/13	351,493	Euros	464,053	450,066	U.S. Dollars	450,066	(13,987)
1/24/13	463,960	U.S. Dollars	463,960	351,493	Euros	464,053	93
3/7/13	316,321	Euros	417,770	418,328	U.S. Dollars	418,328	558
3/13/13	48,286	Euros	63,776	62,742	U.S. Dollars	62,742	(1,034)
3/13/13	62,868	U.S. Dollars	62,868	48,286	Euros	63,776	908
4/15/13	8,788,750	Japanese Yen	101,534	106,277	U.S. Dollars	106,277	4,743
2/15/13	78,023	Singapore Dollar	63,868	63,815	U.S. Dollars	63,815	(53)
			$3,492,316			$3,481,088	$(11,228)

*JPMorgan Chase & Co. Inc. is the counterparty for all open forward currency exchange contracts held by the Fund as of December 31, 2012.

The accompanying notes are an integral part of these financial statements.

The Merger Fund VL
SCHEDULE OF SWAP CONTRACTS
December 31, 2012

				Unrealized
Termination				Appreciation
Date	Security	Shares	Notional	(Depreciation)*	Counterparty
LONG SWAP CONTRACTS
7/12/13	Aegis Group PLC	73,606	$279,301	$5,552	JPMorgan Chase & Co. Inc.
9/19/13	Australian Infrastructure Fund	71,373	230,911	568	JPMorgan Chase & Co. Inc.
6/15/13	British Sky Broadcasting Group PLC	2,700	33,569	5,673	Merrill Lynch & Co. Inc.
5/1/13	Charter Hall Office REIT
	Contingent Consideration (a)	5,700	— **	— **	JPMorgan Chase & Co. Inc.
11/20/13	CNH Global N.V. (a)	2,622	104,906	(19,769)	Merrill Lynch & Co. Inc.
10/10/13	eAccess Ltd. (a)	108	78,923	18,582	JPMorgan Chase & Co. Inc.
11/29/13	GrainCorp. Ltd.	11,565	148,105	4,712	JPMorgan Chase & Co. Inc.
6/26/13	Grupo Modelo, S.A. de C.V.	41,733	374,507	3,993	JPMorgan Chase & Co. Inc.
10/18/13	Hillgrove Resources Ltd.	113,277	13,508	1,647	JPMorgan Chase & Co. Inc.
12/6/13	Jupiter Telecommunications Co., Ltd.	79	99,019	(4,772)	JPMorgan Chase & Co. Inc.
12/3/13	TELUS Corporation (non-voting)	800	52,065	602	The Goldman Sachs Group, Inc.
2/28/13	TELUS Corporation (non-voting)	3,949	257,005	30,815	Merrill Lynch & Co. Inc.
3/8/13	TNT Express NV	3,500	38,810	(4,138)	Merrill Lynch & Co. Inc.
3/22/13	TNT Express NV	29,797	330,408	(24,835)	JPMorgan Chase & Co. Inc.
12/19/13	Xstrata PLC	100	1,721	22	The Goldman Sachs Group, Inc.
5/8/13	Xstrata PLC	24,799	426,802	32,838	JPMorgan Chase & Co. Inc.

SHORT SWAP CONTRACTS
10/3/13	Fiat Industrial S.p.A.	(42)	(458)	(28)	JPMorgan Chase & Co. Inc.
11/20/13	Fiat Industrial S.p.A.	(9,996)	(109,059)	(2,087)	Merrill Lynch & Co. Inc.
12/19/13	Glencore International PLC	(280)	(1,601)	(2)	The Goldman Sachs Group, Inc.
4/10/13	Glencore International PLC	(26,896)	(153,783)	(4,309)	JPMorgan Chase & Co. Inc.
10/10/13	SoftBank Corporation	(2,169)	(79,115)	(5,852)	JPMorgan Chase & Co. Inc.
12/3/13	TELUS Corporation	(800)	(52,538)	(439)	The Goldman Sachs Group, Inc.
2/28/13	TELUS Corporation	(3,949)	(259,343)	(30,854)	Merrill Lynch & Co. Inc.
				$7,919

PLC – Public Limited Company
REIT – Real Estate Investment Trust
*	Based on the net value of each broker, unrealized appreciation is a receivable and unrealized depreciation is a payable.
**	Value is less than $0.50.
(a)	Security fair valued by the Adviser in good faith in accordance with the policies adopted by the Board of Trustees.

The accompanying notes are an integral part of these financial statements.

The Merger Fund VL
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2012

ASSETS:
Investments, at value (Cost $13,212,773)		$13,477,635
Cash held in foreign currency (Cost $572,190)		570,147
Deposits at brokers		1,205,838
Receivable from brokers		941,827
Receivable for investments sold		24,812
Receivable for forward currency exchange contracts		10,339
Receivable for swap contracts		28,279
Receivable from investment advisor		924
Receivable for fund shares issued		24,274
Dividends and interest receivable		57,511
Prepaid expenses and other receivables		308
Total Assets		16,341,894
LIABILITIES:
Securities sold short, at value (proceeds of $941,827)	$1,068,500
Written option contracts, at value (premiums received $612,721)	599,926
Payable to custodian	192
Payable for forward currency exchange contracts	21,567
Payable for swap contracts	20,360
Payable for closed swap contracts	29,303
Payable for investments purchased	141,982
Payable for fund shares redeemed	391
Dividends and interest payable	6,961
Accrued expenses and other liabilities	68,409
Total Liabilities		1,957,591
NET ASSETS		$14,384,303
NET ASSETS CONSIST OF:
Accumulated undistributed net investment income		$52,116
Accumulated net realized loss on investments, securities sold short, written option contracts expired or closed, swap contracts,
foreign currency translation and forward currency exchange contracts		(242,861)
Net unrealized appreciation (depreciation) on:
Investments	$264,862
Securities sold short	(126,673)
Written option contracts	12,795
Swap contracts	7,919
Foreign currency translation	(2,043)
Forward currency exchange contracts	(11,228)
Net unrealized appreciation		145,632
Paid-in capital		14,429,416
Total Net Assets		$14,384,303
NET ASSET VALUE and offering price per share*
($14,384,303 / 1,364,785 shares of beneficial interest outstanding)		$10.54

*  The redemption price per share may vary based on the length of time a shareholder holds Fund shares.

The accompanying notes are an integral part of these financial statements.

The Merger Fund VL
STATEMENT OF OPERATIONS
For the Year Ended December 31, 2012

INVESTMENT INCOME:
Interest		$36,101
Dividend income on long positions (net of foreign withholding taxes of $1,886)		174,683
Total investment income		210,784
EXPENSES:
Investment advisory fees	$176,795
Professional fees	58,821
Transfer agent and shareholder servicing agent fees	43,536
Fund accounting expense	30,924
Administration fees	25,896
Reports to shareholders	12,094
Trustees’ fees and expenses	6,056
Custody fees	4,017
Federal and state registration fees	884
Miscellaneous expenses	456
Borrowing expense on securities sold short	39,362
Dividends on securities sold short	34,855
Total expenses before expense waiver by adviser		433,696
Less: Expense reimbursed by Adviser (Note 3)		(161,469)
Net expenses		272,227
NET INVESTMENT LOSS		(61,443)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) on:
Investments	(118,152)
Securities sold short	(12,029)
Written option contracts expired or closed	183,317
Swap contracts	(143,392)
Foreign currency translation	4,403
Forward currency exchange contracts	(13,174)
Net realized loss		(99,027)
Change in unrealized appreciation (depreciation) on:
Investments	475,961
Securities sold short	(71,904)
Written option contracts	28,176
Swap contracts	77,826
Foreign currency translation	(2,175)
Forward currency exchange contracts	(11,383)
Net unrealized appreciation		496,501
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS		397,474
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS		$336,031

The accompanying notes are an integral part of these financial statements.

The Merger Fund VL
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2012	December 31, 2011
Net investment loss	$(61,443)	$(175,194)
Net realized gain (loss) on investments, securities sold short, written option contracts expired or closed, swap contracts,
foreign currency translation and forward currency
exchange contracts	(99,027)	661,587
Change in unrealized appreciation (depreciation) on
investments, securities sold short, written option contracts, swap contracts, foreign currency translation and
forward currency exchange contracts	496,501	(339,001)
Net increase in net assets resulting from operations	336,031	147,392

Distributions to shareholders from: (Note 5)
Net investment income	—	—
Net realized gains	(218,179)	(883,300)
Total dividends and distributions	(218,179)	(883,300)
Net increase (decrease) in net assets from
capital share transactions (Note 4)	(59,922)	244,953
Net increase (decrease) in net assets	57,930	(490,955)

NET ASSETS:
Beginning of year	14,326,373	14,817,328
End of year (including accumulated undistributed net
investment income of $52,116 and $69,752, respectively)	$14,384,303	$14,326,373

The accompanying notes are an integral part of these financial statements.

The Merger Fund VL
FINANCIAL HIGHLIGHTS
Selected per share data is based on a share of beneficial interest outstanding throughout each year.

	Year Ended December 31,
	2012		2011		2010(1)	2009(1)		2008(1)
Per Share Data:
Net Asset Value, beginning of year	$10.44		$11.03		$10.70	$9.88		$9.96
Income from investment operations:
Net investment income (loss)	(0.04	)(2)	(0.13	)(2)	0.02 (3)	(0.35	)(3)	(0.13	)(4)
Net realized and unrealized
gain on investments	0.30		0.23		0.54	1.53		0.50
Total from investment operations	0.26		0.10		0.56	1.18		0.37
Less distributions:
Distributions from net investment income	—		—		—	(0.35)		—
Distributions from net realized gains	(0.16)		(0.69)		(0.23)	(0.01)		(0.45)
Total distributions	(0.16)		(0.69)		(0.23)	(0.36)		(0.45)
Net Asset Value, end of year	$10.54		$10.44		$11.03	$10.70		$9.88
Total Return	2.52%		0.87%		5.30%	11.80%		3.79	%(5)
Supplemental data and ratios:
Net assets, end of year (000’s)	$14,384		$14,326		$14,817	$9,710		$4,898
Ratio of operating expenses to average
net assets	1.92%		2.19%		3.16%	4.28%		2.98%
Ratio of interest expense, dividends on
short positions and borrowing expense
on securities sold short to average
net assets	0.52%		0.79%		1.76%	2.88%		1.58%
Ratio of operating expenses to average
net assets excluding interest expense,
dividends on short positions and borrowing
expense on securities sold short:
Before expense waiver	2.54%		2.65%		3.50%	4.94%		6.27%
After expense waiver	1.40%		1.40%		1.40%	1.40%		1.40%
Ratio of net investment loss
to average net assets:
Before expense waiver	(1.57)%		(2.44)%		(4.29)%	(5.69)%		(6.28)%
After expense waiver	(0.43)%		(1.19)%		(2.19)%	(2.15)%		(1.41)%
Portfolio turnover rate(6)	268.78%		272.58%		187.18%	373.07%		743.72%

(1)	Performance data included herein for periods prior to 2011 reflect that of Westchester Capital Management, Inc. the Fund’s prior investment adviser. See Note 1 for additional information.
(2)	Net investment income (loss) per share has been calculated based on average shares outstanding throughout the year.
(3)	Net investment income (loss) per share is calculated using ending balance after consideration of adjustments for permanent book and tax differences.
(4)	Net investment income (loss) per share is calculated using ending balance prior to consideration of adjustments for permanent book and tax differences.
(5)	The return would have been 3.06% without the expense credit from the service provider.
(6)	The numerator for the portfolio turnover rate includes the lesser of purchases or sales (excluding short positions). The denominator includes the average long positions throughout the year.

The accompanying notes are an integral part of these financial statements.

The Merger Fund VL
NOTES TO THE FINANCIAL STATEMENTS
December 31, 2012

Note 1 — ORGANIZATION

The Merger Fund VL (the “Fund”) is a no-load, open-end, non-diversified investment company organized as a statutory trust under the laws of Delaware on November 22, 2002, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund commenced operations on May 26, 2004. In a transaction that closed on December 31, 2010, Westchester Capital Management, Inc. transferred substantially all of its business and assets to Westchester Capital Management, LLC (the “Adviser”), which became the Fund’s investment adviser.  Therefore, the performance information included herein for periods prior to 2011 reflect the performance of Westchester Capital Management, Inc.  Mr. Roy Behren and Mr. Michael Shannon, the Fund’s current portfolio managers, assumed portfolio management duties of the Fund in 2006. The investment objective of the Fund is to seek to achieve capital growth by engaging in merger arbitrage. Merger arbitrage is a highly specialized investment approach generally designed to profit from the successful completion of proposed mergers, takeovers, tender offers, leveraged buyouts, liquidations and other types of corporate reorganizations. Shares of the Fund are not offered directly to the public. The Fund’s shares are currently offered only to separate accounts funding variable annuity and variable life insurance contracts. At December 31, 2012, 99.9% of the shares outstanding of the Fund were owned by three insurance companies. Activities of these shareholders may have a significant effect on the operations of the Fund.

Note 2 — SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles (“GAAP”). In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were available to be issued. The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

A.    Investment Valuation

Securities listed on the NASDAQ Global Market and the NASDAQ Global Select Market are valued at the NASDAQ Official Closing Price (“NOCP”). Investments in registered investment companies are valued at the reported net asset value (“NAV”). Other listed securities are valued at the last sale price on the exchange on which such securities are primarily traded or, in the case of options, at the last sale price. The securities valued using quoted prices in active markets are classified as Level 1 investments. Securities not listed on an exchange, but for which market transaction prices are reported, are valued at the last sale price as of the close of the New York Stock Exchange. Non-Exchange listed securities that do not trade on a particular day are valued at the mean of the closing bid and asked prices. These securities are classified as Level 2 investments. In pricing corporate bonds and other debt securities, that are not obligations of the U.S. Government or its agencies, the mean of the reported closing bid and ask price are used. These securities are classified as Level 2 investments. When pricing options, if no sales are reported or if the last sale is outside the bid and asked parameters, the higher of the

The Merger Fund VL
NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2012

Note 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

intrinsic value of the option or the mean between the last reported bid and asked prices will be used. Options for which there is an active market are classified as Level 1 investments, but options not listed on an exchange are classified as Level 2 investments. Investments in United States government securities (other than short-term securities) are valued at the mean of the quoted bid and asked prices in the over-the-counter market. Short-term debt investments are carried at amortized cost, which approximates market value. Money Market Funds are valued at the reported NAV.

The Adviser monitors and reviews the pricing of securities daily and makes determinations of fair value when such procedures call for judgement and analysis. Securities for which there are no market quotations readily available or such quotations are unreliable are valued at fair value as determined in good faith by the Adviser in accordance with procedures adopted by the Board of Trustees and under the supervision of the Board of Trustees. Fair valuation prices are reviewed on a day to day basis by a committee overseen by the Chief Compliance Officer. The factors for fair valuation the Adviser may consider include, among other things: fundamental analytical data; the nature and duration of restrictions on disposition; an evaluation of forces that influence the market in which the securities are purchased and sold; intrinsic value and public trading in similar securities of the issuer or comparable issuers. When fair-value pricing is employed, the prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities. Generally, the fair value of a security is the price that would be received for a security in an orderly transaction between market participants. These securities are generally classified as Level 2 or 3 depending on the priority of significant inputs. At December 31, 2012, fair valued securities in good faith represent 0.01% of net assets using the absolute value of long investments and swap contracts.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination. Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 —	Quoted prices in active markets for identical securities.

Level 2 —	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 —
Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The Merger Fund VL
NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2012

Note 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

The following tables provide the fair value measurements of applicable Fund assets and liabilities by level within the fair value hierarchy for the Fund as of December 31, 2012. These assets and liabilities are measured on a recurring basis.

	Level 1	Level 2	Level 3		Total
Assets
Common Stocks*	$9,802,375	$—	$—		$9,802,375
Warrants	198	—	—		198
Corporate Bonds	—	208,581	—		208,581
Purchased Put Options	59,952	—	—		59,952
Escrow Notes	—	—	1,190		1,190
Short-Term Investments	3,405,339	—	—		3,405,339
Swap Contracts**	—	28,279	—	***	28,279
Forward Currency Exchange Contracts**	—	10,339	—		10,339
Liabilities
Common Stocks Sold Short	$1,068,500	$—	$—		$1,068,500
Written Option Contracts	576,769	23,157	—		599,926
Swap Contracts**	—	20,360	—		20,360
Forward Currency Exchange Contracts**	—	21,567	—		21,567

*	Please refer to the Schedule of Investments to view common stocks segregated by industry type.
**	Swap contracts and forward currency exchange contracts are valued at the net unrealized appreciation (depreciation) on the instrument.
***	Value is less than $0.50.

The Level 2 securities are priced using inputs such as current yields, discount rates, credit quality, yields on computable securities, trading volume and maturity date. The Fund did not have transfers into or out of Level 1, Level 2, or Level 3 during the year. Transfers between levels are recognized at the end of the reporting period.

Level 3 Reconciliation Disclosure

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Description	Investments
Balance as of December 31, 2011	$—
Purchases	1,190
Balance as of December 31, 2012	$1,190

Significant unobservable valuation inputs developed by the Board of Directors for material Level 3 investments as of December 31, 2012, are as follows:

The Merger Fund VL
NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2012

Description	Fair Value at December 31, 2012	Valuation Technique	Unobservable Input	Range
Escrow Notes	$1,190	Projected Final	Discount of
		Distribution(1)	Projected Distribution	$0.70 — 0.73
Swap Contracts	—***	Projected Final	Discount of
		Distribution(2)	Projected Distribution	0.00 — 0.00

***	Value is less than $0.50.
(1)	This Level 3 security was received through a corporate action and is being priced at an estimate of the expected final distribution.
(2)
This Level 3 security has completed its corporate action. The security is being kept open due to the potential of an additional distribution.  Based on an evaluation of the likelihood of an additional distribution, the security is being priced at zero.

B.    Securities Sold Short

The Fund may sell securities or currencies short for economic hedging purposes or any other investment purpose. For financial statement purposes, an amount equal to the settlement amount is initially included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. Subsequent fluctuations in the market prices of securities or currencies sold, but not yet purchased, may require purchasing the securities or currencies at prices which may differ from the market value reflected on the Statement of Assets and Liabilities. Short sale transactions result in off balance sheet risk because the ultimate obligation may exceed the related amounts shown in the Statement of Assets and Liabilities. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund purchases the security to replace the borrowed security. The Fund’s loss on a short sale is potentially unlimited because there is no upward limit on the price a borrowed security could attain.

The Fund is liable for any dividends payable on securities while those securities are sold short. Until the security is replaced, the Fund is required to pay to the lender any income earned, which is recorded as an expense by the Fund. The Fund generally segregates liquid assets in an amount equal to the market value of securities sold short. These assets are required to be adjusted daily to reflect changes in the value of the securities or currencies sold short.

C.    Transactions with Brokers for Securities Sold Short

The Fund’s receivables from brokers for proceeds on securities sold short and deposits at brokers for securities sold short are with two securities dealers. The Fund does not require the brokers to maintain collateral in support of the receivable from the brokers for proceeds on securities sold short.  The Fund is required by the brokers to maintain collateral at the brokers for securities sold short. The receivable from brokers on the Statement of Assets and Liabilities represents the collateral for securities sold short. The Fund maintains cash deposits at brokers beyond the receivable for short sales. These cash deposits are presented as deposits at brokers on the Statement of Assets and Liabilities.

D.    Federal Income Taxes

No provision for federal income taxes has been made since the Fund has complied to date with the provisions Subchapter M of the Internal Revenue Code applicable to regulated investment companies and intends to continue to so comply in future years and to distribute investment company net taxable

The Merger Fund VL
NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2012

Note 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

income and net capital gains to shareholders. Additionally, the Fund intends to make all required distributions to avoid federal excise tax.

The Fund has reviewed all open tax years in major jurisdictions and concluded that there is no impact on the Fund’s net assets and there is no tax liability resulting from unrecognized tax benefits relating to income tax positions taken or expected to be taken on a tax return. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. As of December 31, 2012, open Federal and New York tax years include the tax years ended December 31, 2009 through 2012. The Fund has no tax examination in progress.

E.    Written Option Contracts

The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may write (sell) call options including to hedge portfolio investments. Uncovered put options can also be written by the Fund as part of a merger arbitrage strategy involving a pending corporate reorganization. When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market daily to reflect the current value of the option written. By writing an option, the Fund may become obligated during the term of the option to deliver or purchase the securities underlying the option at the exercise price if the option is exercised. Written option contracts are valued at the higher of the intrinsic value of the option or the last sales price reported by a third party valuation service on the date of valuation.  If no sale is reported or if the last sale is outside the parameters of the closing bid and asked prices, the written option contract is valued at the higher of the intrinsic value of the option or the mean between the last reported bid and asked prices on the day of valuation. When an option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss if the cost of the closing purchase transaction differs from the premium received when the option was sold without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When an option is exercised, the premium originally received decreases the cost basis of the security (or increases the proceeds on a sale of the security), and the Fund realizes a gain or loss from the sale of the underlying security. Written option contracts sold on an exchange typically involve less credit risk than over-the-counter options. Refer to Note 2 R. for further derivative disclosures.

F.    Purchased Options

The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may purchase put or call options to hedge portfolio investments or for other investment purposes. Premiums paid for option contracts purchased are included in the Statement of Assets and Liabilities as an asset. Option contracts are valued daily at the higher of the intrinsic value of the option or the last sales price reported on the date of valuation. If no sale is reported or if the last sale is outside the parameters of the closing bid and asked prices, the option contract purchased is valued at the higher of the intrinsic value of the option or the mean between the last reported bid and asked prices on the day of valuation. When option contracts expire or are closed, realized gains or losses are

The Merger Fund VL
NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2012

Note 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

recognized without regard to any unrealized gains or losses on the underlying securities. Purchased options sold on an exchange typically include less credit risk than over-the-counter options. Refer to Note 2 R. for further derivative disclosures.

G.    Forward Currency Exchange Contracts

The Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may use forward currency exchange contracts to hedge against changes in the value of foreign currencies. The Fund may enter into forward currency exchange contracts obligating the Fund to deliver or receive a currency at a specified future date. Forward contracts are valued daily, and unrealized appreciation or depreciation is recorded daily as the difference between the contract exchange rate and the closing forward rate applied to the face amount of the contract. A realized gain or loss is recorded at the time the forward contract expires.  Credit risk may arise as a result of the failure of the counterparty to comply with the terms of the contract.  The Fund considers the creditworthiness of each counterparty to a contract in evaluating potential credit risk quarterly.  The counterparty risk to the Fund includes the amounts of any net unrealized gain on the contract.

The use of forward currency exchange contracts does not eliminate fluctuations in the underlying prices of the Fund’s investment securities.  The use of forward currency exchange contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward currency exchange contract would limit the risk of loss due to a decline in the value of a particular currency; however it would also limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the amount of receivable or payable reflected on the Statement of Assets and Liabilities. Refer to Note 2 R. for further derivative disclosures.

H.    Equity Swap Contracts

The Fund is subject to equity price risk and interest rate risk in the normal course of pursuing its investment objectives. The Fund may enter into both long and short equity swap contracts with multiple broker-dealers. A long equity swap contract entitles the Fund to receive from the counterparty any appreciation and dividends paid on an individual security, while obligating the Fund to pay the counterparty any depreciation on the security as well as interest on the notional amount of the contract  at a rate equal to LIBOR plus an agreed upon spread (generally 25 to 100 basis points). A short equity swap contract obligates the Fund to pay the counterparty any appreciation and dividends paid on an individual security, while entitling the Fund to receive from the counterparty any depreciation on the security, and to pay to or receive from the counterparty interest on the notional value of the contract at a rate equal to LIBOR less an agreed upon spread (generally 25 to 100 basis points).

The Fund may also enter into equity swap contracts whose value may be determined by the spread between a long equity position and a short equity position. This type of swap contract obligates the Fund to pay the counterparty an amount tied to any increase in the spread between the two securities over the term of the contract. The Fund is also obligated to pay the counterparty any dividends paid on the short equity holding as well as any net financing costs. This type of swap contract entitles the Fund to receive from the counterparty any gains based on a decrease in the spread as well as any dividends paid on the long equity holding and any net interest income.

The Merger Fund VL
NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2012

Note 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Fluctuations in the value of an open contract are recorded daily as a net unrealized gain or loss. The Fund will realize a gain or loss upon termination or reset of the contract. Either party, under certain conditions, may terminate the contract prior to the contract’s expiration date.

Credit risk may arise as a result of the failure of the counterparty to comply with the terms of the contract. The Fund considers the creditworthiness of each counterparty to a contract in evaluating potential credit risk quarterly. The counterparty risk to the Fund includes the risk of loss of the full amount or any net unrealized gains on the contract, along with dividends receivable on long equity contracts and interest receivable on short equity contracts. Additionally, risk may arise from unanticipated movements in interest rates or in the value of the underlying securities. Refer to Note 2 R. for further derivative disclosures.

I.    Distributions to Shareholders

Dividends from net investment income and net realized capital gains, if any, are declared and paid at least annually.  Income and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP. These differences are due primarily to wash sale-loss deferrals, constructive sales, straddle-loss deferrals, adjustments on swap contracts, and unrealized gains or losses on Section 1256 contracts, which were realized, for tax purposes, at December 31, 2012. Accordingly, reclassifications are made within the net asset accounts for such amounts, as well as amounts related to permanent differences in the character of certain income and expense items for income tax and financial reporting purposes. At December 31, 2012, the Fund increased accumulated undistributed net investment income by $43,807, reduced accumulated undistributed net loss by $43,807 and did not change paid-in capital.

J.    Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include revaluation of currencies and adverse political and economic developments. Moreover, securities of many foreign companies and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

K.    Foreign Currency Translations

The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. For financial reporting purposes, the Fund does not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market prices of securities. However, for federal income tax purposes, the Fund does isolate and treat as ordinary income the effect of changes in foreign exchange rates on realized gain or loss from the sale of investment securities and payables and receivables arising from trade-date and settlement-date differences.

The Merger Fund VL
NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2012

Note 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

L.    Cash Equivalents

The Fund considers highly liquid temporary cash investments purchased with an original maturity of less than three months to be cash equivalents. Cash equivalents are included in short-term investments on the Schedule of Investments as well as in investments on the Statement of Assets and Liabilities.

M.    Guarantees and Indemnifications

In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Fund has not historically incurred material expenses in respect of those provisions.

N.    Use of Estimates

The preparation of financial statements in conformity with GAAP requires the Adviser to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

O.    Other

Transactions are recorded for financial statement purposes on the trade date. Realized gains and losses from security transactions are recorded on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest is accounted for on the accrual basis and includes amortization of premiums and discounts on the effective interest method.  Expenses include $39,362 of borrowing expense on securities sold short. The Fund may utilize derivative instruments such as options, forward currency exchange contracts and other instruments with similar characteristics to the extent that they are consistent with the Fund’s investment objectives and limitations. The use of these instruments may involve additional investment risks, including the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities.

P.    Counterparty Risk

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Collateral deposits are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the predetermined threshold amount.

Q.    The Right to Offset

Financial assets and liabilities as well as cash collateral received by the counterparties and posted are offset by the counterparty, and the net amount is reported in the Statement of Assets and Liabilities  when the Fund believes there exists a legally enforceable right to set off the recognized amounts.

R.    Derivatives

The Fund has adopted authoritative standards regarding disclosure about derivatives and hedging activities and how they affect the Fund’s Statement of Assets and Liabilities and Statement of

The Merger Fund VL
NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2012

Note 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Operations. For the year ended December 31, 2012: long option contracts (6,103 contracts) were purchased and $480,786 in premiums were paid, written option contracts (11,928 contracts) were opened and $2,274,820 in premiums were received, equity swap contracts were opened with a notional value of $6,107,868 and closed with a notional value of $6,200,315 and an average of 20 forward currency exchange contract positions were open during the year.

Statement of Assets and Liabilities

Fair values of derivative instruments as of December 31, 2012:

	Asset Derivatives		Liability Derivatives
	Statement of		Statement of
	Assets and		Assets and
Derivatives	Liabilities Location	Fair Value	Liabilities Location	Fair Value
Equity Contracts:
Purchased Options	Investments	$59,952	N/A	$—
Written Option Contracts	N/A	—	Written Options	599,926
Swap Contracts	Receivables	28,279	Payables	20,360

Foreign exchange contracts:
Forward Currency
Exchange Contracts	Receivables	10,339	Payables	21,567
Total		$98,570		$641,853

Statement of Operations

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2012:

Amount of Realized Gain (Loss) on Derivatives

			Forward
		Written	Currency
	Purchased	Option	Exchange	Swap
Derivatives	Options	Contracts	Contracts	Contracts	Total
Equity contracts	$(299,203)	$183,317	$—	$(143,392)	$(259,278)
Foreign exchange contracts	—	—	(13,174)	—	(13,174)
Total	$(299,203)	$183,317	$(13,174)	$(143,392)	$(272,452)

The Merger Fund VL
NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2012

Note 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Change in Unrealized Appreciation (Depreciation) on Derivatives

			Forward
		Written	Currency
	Purchased	Option	Exchange	Swap
Derivatives	Options	Contracts	Contracts	Contracts	Total
Equity contracts	$20,877	$28,176	$—	$77,826	$126,879
Foreign exchange contracts	—	—	(11,383)	—	(11,383)
Total	$20,877	$28,176	$(11,383)	$77,826	$115,496

Note 3 — AGREEMENTS AND INVESTMENT ADVISER TRANSACTION

The Fund’s investment adviser is Westchester Capital Management, LLC (the “Adviser”) pursuant to an investment advisory agreement with the Adviser dated as of January 1, 2011 (the “Advisory Agreement”). Under the terms of the Advisory Agreement, the Adviser is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 1.25% of the Fund’s average daily net assets. Certain officers of the Fund are also officers of  the Adviser.  The Advisory Agreement was approved for an initial term of two years and thereafter will remain in effect from year to year provided that such continuance is specifically approved at least annually by the vote of a majority of the Fund’s Trustees who are not interested persons of the Advisor or the Fund or by a vote of a majority of the outstanding voting securities of the Fund.  The Adviser has agreed to reduce its fees and reimburse the Fund to the extent total annualized expenses, excluding interest expense, borrowing expense on securities sold short and dividends on securities sold short, exceeded 1.40% of average daily net assets. The agreement expires on June 30, 2013.  The agreement permits the Adviser to recover the expenses paid in excess of the cap on expenses for the three previous years, as long as the recovery does not cause the Fund’s operating expenses, excluding interest expense, borrowing expense on securities sold short and dividends on securities sold short, to exceed the cap on expenses. For the year ended December 31, 2012, the Adviser reimbursed $161,469 to the Fund.

Reimbursed expenses subject to potential recovery by year of expiration are as follows:

Year of Expiration	Potential Recovery
12/31/13	$232,770
12/31/14	$185,038
12/31/15	$161,469

U.S. Bancorp Fund Services, LLC, a subsidiary of U.S. Bancorp, a publicly held bank holding company, serves as transfer agent, administrator, dividend paying agent and shareholder servicing agent for the Fund. U.S. Bank, N.A. serves as custodian for the Fund.

Note 4 — SHARES OF BENEFICIAL INTEREST

The Board of Trustees has the authority to issue an unlimited amount of shares of beneficial interest without par value.

The Merger Fund VL
NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2012

Note 4 — SHARES OF BENEFICIAL INTEREST (continued)

Changes in shares of beneficial interest were as follows:

	Year Ended		Year Ended
	December 31, 2012		December 31, 2011
	Shares	Amount	Shares	Amount
Issued	319,208	$3,355,581	376,532	$4,195,202
Issued as reinvestment of dividends	20,759	218,179	84,607	883,300
Redeemed	(346,808)	(3,633,682)	(432,709)	(4,833,549)
Net increase (decrease)	(6,841)	$(59,922)	28,430	$244,953

Note 5 — INVESTMENT TRANSACTIONS

Purchases and sales of securities for the year ended December 31, 2012 (excluding short-term investments, short-term options and short-term positions) aggregated $29,399,922 and $27,600,681, respectively. There were no purchases or sales of U.S. Government securities.

At December 31, 2012, the components of accumulated earnings (losses) on a tax basis were as follows:

Cost of Investments*	$13,261,917
Gross unrealized appreciation	494,294
Gross unrealized depreciation	(278,576)
Net unrealized appreciation	$215,718
Undistributed ordinary income	$48,860
Undistributed long-term capital gain	—
Total distributable earnings	$48,860
Other accumulated losses	$(309,691)
Total accumulated losses	$(45,113)

* Represents cost for federal income tax purposes and differs from the cost for financial reporting purposes due to wash sales and constructive sales.

The tax components of dividends paid during the fiscal year ended December 31, 2012 and December 31, 2011 were as follows:

	2012	2011
Ordinary Income	$218,179	$883,300
Long-Term Capital Gains	—	—
Total Distributions Paid	$218,179	$883,300

The Fund sustained a capital loss carryover of $63,478, which does not expire and has a long-term character.  The Fund did not have a post-October loss as of December 31, 2012.

The Merger Fund VL
NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2012

Note 5 — INVESTMENT TRANSACTIONS (continued)

For the fiscal year ended December 31, 2012, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from net investment income designated as qualified dividend income for the fiscal year ended December 31, 2012 was 0.00% (unaudited) for the Fund.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends-received deduction for the fiscal year ended December 31, 2012 was 0.00% (unaudited) for the Fund.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Code Section 871(k)(2)(c) for the fiscal year ended December 31, 2012 was 100.00% (unaudited) for the Fund.

Note 6 — WRITTEN OPTION CONTRACTS

The premium amount and the number of written option contracts during the year ended December 31, 2012 were as follows:

	Number of	Premium
	Contracts	Amount
Options outstanding at December 31, 2011	1,129	$249,837
Options written	11,928	2,274,820
Options closed	(6,215)	(1,215,667)
Options exercised	(2,614)	(535,849)
Options expired	(1,758)	(160,420)
Options outstanding at December 31, 2012	2,470	$612,721

Note 7 — RECENT ACCOUNTING PRONOUNCEMENT

In December 2011, the FASB issued ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities.” ASU 2011-11 requires disclosures to make financial statements that are prepared under U.S. GAAP more comparable to those prepared under IFRS. The new disclosure requirements mandate that entities disclose both gross and net information about instruments and transactions eligible for offset in the Statements of Assets & Liabilities as well as instruments and transactions subject to an agreement similar to a master netting arrangement. In addition, ASU 2011-11 requires disclosure of collateral received and posted in connection with master netting agreements or similar arrangements. New disclosures are required for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods.

Management is currently evaluating the impact ASU No. 2011-04 and ASU No. 2011-11 will have on the Fund’s financial statements and disclosures.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of
The Merger Fund VL:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, securities sold short, options written, forward currency exchange contracts and swap contracts, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Merger Fund VL (the “Fund”) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.  These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits.  We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Milwaukee, Wisconsin
February 28, 2013

INFORMATION ABOUT TRUSTEES AND OFFICERS

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Trustees. Information pertaining to the Fund’s Trustees and Officers is set forth below. The Statement of Additional Information includes additional information about the Fund’s Trustees and Officers and is available, without charge, upon request by calling 1-800-343-8959.

		Term of		# of Portfolios
	Position(s)	Office and		in Fund Complex	Other
	Held with	Length of	Principal Occupation	Overseen by	Directorships
Name, Address and Age	the Fund	Time Served	During Past Five Years	Trustee**	Held by Trustee
Roy Behren	Co-President	Indefinite;	Co-Portfolio Manager	N/A	None
Westchester Capital	and	since 2011	and Co-President of
Management, LLC	Treasurer		Westchester Capital
100 Summit Lake Drive			Management, LLC, the
Valhalla, NY 10595			Fund’s Adviser, since
Age: 52			2011. Co-Portfolio
Manager of Westchester
Capital Management, Inc.,
the Fund’s previous
adviser, from 2007 to
2010. Research analyst
for Westchester Capital
Management, Inc. from
1994 until 2010. Chief
Compliance Officer of the
Fund and Westchester
Capital Management, Inc.
from 2004 to 2010.

Michael T. Shannon*	Co-President	One-year	Co-Portfolio Manager	1	N/A
Westchester Capital	and	term;	and Co-President of
Management, LLC	Trustee	since 2011	Westchester Capital
100 Summit Lake Drive			Management, LLC, the
Valhalla, NY 10595			Fund’s Adviser, since
Age: 46			2011. Co-Portfolio
Manager of Westchester
Capital Management, Inc.,
the Fund’s previous
adviser, from 2007 to
2010.

James P. Logan III	Independent	Indefinite;	Chairman of J.P.	2	None
c/o Westchester Capital	Trustee	since	Logan & Company.
Management, LLC		inception	Chairman of
100 Summit Lake Drive			Logan-Chace, LLC, an
Valhalla, NY 10595			executive search firm.
Age: 76

INFORMATION ABOUT TRUSTEES AND OFFICERS (continued)

		Term of		# of Portfolios
	Position(s)	Office and		in Fund Complex	Other
	Held with	Length of	Principal Occupation	Overseen by	Directorships
Name, Address and Age	the Fund	Time Served	During Past Five Years	Trustee**	Held by Trustee
Michael J. Downey	Independent	Indefinite;	Private investor.	2	Chairman and
c/o Westchester Capital	Trustee	since	Consultant and		Director of The
Management, LLC		inception	independent financial		Asia Pacific
100 Summit Lake Drive			adviser since July 1993.		Fund, Inc.
Valhalla, NY 10595					Director of
Age: 69					AllianceBernstein
core mutual fund
group

Barry Hammerling	Independent	Indefinite;	Managing Partner of	2	Trustee of AXA
c/o Westchester Capital	Trustee	since	Premium Ice Cream of		Premier VIP
Management, LLC		2007	America since 1995.		Trust
100 Summit Lake Drive			Managing Partner of
Valhalla, NY 10595			B&J of Freeport,
Age: 66			since 1990.
Managing Partner of
Let-US Creations
from 1999 to 2011.

Bruce Rubin	Vice	One-year	Chief Operating Officer	N/A	N/A
Westchester Capital	President,	term;	of Westchester Capital
Management, LLC	Chief	since	Management, LLC, the
100 Summit Lake Drive	Compliance	2010	Fund's Adviser. Chief
Valhalla, NY 10595	Officer and		Operating Officer of
Age: 53	Anti-Money		Westchester Capital
	Laundering		Management, Inc., the
	Compliance		Fund's previous adviser
	Officer		from 2010 to December
2010. Chief Operating
Officer of Seneca Capital
from 2005 to 2010.

Abraham R. Cary	Secretary	One-year	Head of Trading of	N/A	N/A
Westchester Capital		term;	Westchester Capital
Management, LLC		since	Management, LLC, the
100 Summit Lake Drive		2012	Fund's Adviser, since
Valhalla, NY 10595			2011. Head of Trading
Age: 37			Westchester Capital
Management, Inc., the
Fund's previous adviser
from 2002 to 2010.

*
Denotes a trustee who is an “interested person” (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) of the Fund or of the Adviser. Mr. Shannon is deemed to be an interested person because of his affiliation with the Fund’s investment adviser, Westchester Capital Management, LLC, and because he is an officer of the Fund.

**	The fund complex consists of the Fund and The Merger Fund.

The Merger Fund VL
AVAILABILITY OF PROXY VOTING INFORMATION

Information regarding how the Fund generally votes proxies relating to portfolio securities may be obtained without charge by calling the Fund’s Transfer Agent at 1-800-343-8959 or by visiting the SEC’s website at www.sec.gov.  Information regarding how the Fund voted proxies during the most recent 12-month period ended June 30 is available on the SEC’s website or by calling the toll-free number listed above.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

(This Page Intentionally Left Blank.)

Investment Adviser
Westchester Capital Management, LLC
100 Summit Lake Drive
Valhalla, NY  10595
(914) 741-5600

Administrator, Transfer Agent, Dividend Paying
Agent and Shareholder Servicing Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
P.O. Box 701
Milwaukee, WI  53201-0701
(800) 343-8959

Custodian
U.S. Bank, N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, WI  53212
(800) 343-8959

Trustees
Michael T. Shannon
Michael J. Downey
James P. Logan, III
Barry Hamerling

Executive Officers
Roy Behren, Co-President and Treasurer
Michael T. Shannon, Co-President
Bruce Rubin, Vice President and
  Chief Compliance Officer
Abraham R. Cary, Secretary

Counsel
Ropes & Gray LLP
1211 Avenue of the Americas
New York, NY  10036

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
100 East Wisconsin Avenue
Milwaukee, WI  53202

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has made minor amendments to its code of ethics to clarify the Officers’ responsibilities in respect of conflicts of interest during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s revised Code of Ethics is filed herewith.  You may also receive a copy of the registrant’s Code of Ethics, free of charge, upon request by calling (800) 343-8959.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Barry Hamerling is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2012	FYE 12/31/2011
Audit Fees	$40,000	$40,000
Audit-Related Fees	$ -	$ -
Tax Fees	$5,000	$5,000
All Other Fees	$ -	$ -

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by PricewaterhouseCoopers LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2012	FYE 12/31/2011
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not including any sub-advisers) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2012	FYE 12/31/2011
Registrant	-	-
Registrant’s Investment Adviser	-	-

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

The registrant’s Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The registrant’s Co-President/Chief Executive Officers and Treasurer/Chief Financial Officer (collectively, the “Officers”) have reviewed the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such Officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the registrant and by the registrant’s service provider.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(a)(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.  Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  The Merger Fund VL

By (Signature and Title)*    /s/Michael T. Shannon
Michael T. Shannon, Co-President

Date    March 6, 2013

By (Signature and Title)*    /s/Roy Behren
Roy Behren, Co-President and Treasurer

Date    March 6, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/Michael T. Shannon
Michael T. Shannon, Co-President

Date    March 6, 2013

By (Signature and Title)*    /s/Roy Behren
Roy Behren, Co-President and Treasurer

Date    March 6, 2013

* Print the name and title of each signing officer under his or her signature.